Sale of Assets	12 Months Ended
Dec. 31, 2020
Sale of Assets [Abstract]
Sale of Assets	Sale of assets
In February 2018, The Sync Project, Inc. (“Sync”) entered into an asset purchase agreement with Bose Corporation for the sale of certain assets and liabilities. The total aggregate purchase price was $4.5 million, consisting of approximately $4.0 million paid at closing and $0.5 million in cash deposited into escrow to be held for 12 months in order to secure the indemnification obligations of Sync after the closing date.
PureTech Health derecognized certain assets and liabilities based on their historical costs. The excess of the consideration transferred over the historical costs of the assets and liabilities resulted in a gain of approximately $4.0 million, which was recorded to the line item “Gain/(loss) on disposal of assets” on the accompanying Consolidated Statements Comprehensive Income/(Loss) for the year ended December 31, 2018.
Additionally, as part of the derecognition, the Company and certain preferred shareholders received a cash distribution of approximately $3.3 million during the year ended December 31, 2018. During the year ended December 31, 2019, certain preferred shareholders received further cash distributions of $0.1 million. As of December 31, 2020, no remaining third party obligations remained.